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                                                                  Exhibit 99.2

                                                                EXECUTION COPY



                                 IPCRE Limited

                                  as BORROWER

                                      and

                               BARCLAYS BANK PLC

                                   as ISSUER


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                              Amendment Agreement
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                                       6

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                                    CONTENTS

Clause                                                                      Page

1.     Definitions And Interpretation......................................  1
2.     Representations.....................................................  1
3.     Amendments..........................................................  2
4.     Continuity And Further Assurance....................................  3
5.     Conditions And Confirmations........................................  3
6.     Miscellaneous.......................................................  3





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THIS AGREEMENT (the "Agreement") is made as of March 31, 2006 between:

(1) IPCRE LIMITED, a company incorporated under the laws of Bermuda, as Borrower; and

(2)  BARCLAYS BANK PLC, a public limited company, as Issuer.

(A) WHEREAS, pursuant to a credit agreement dated as of December 23, 2005 (as amended, increased or otherwise modified from time to time, the "Original Credit Agreement") between IPCRe Limited, as Borrower and Barclays Bank plc, as Issuer, the Issuer agreed to issue certain letters of credit in accordance with the terms of the Original Credit Agreement.

(B) WHEREAS, in order to secure its liabilities under the Original Credit Agreement, the Borrower entered into a Security Agreement dated as of December 23, 2005 (as amended or otherwise modified from time to time, the "Security Agreement") in favor of Barclays Bank plc, as Issuer, and the Borrower granted a security interest in the Collateral (as defined therein) to the Issuer.

(C) WHEREAS the parties desire to make certain amendments to the documents described above, all as set out below.

IT IS AGREED AS FOLLOWS:
definitions and interpretation

Definitions

    As used in this Agreement:

    "Amended Agreement" means the Original Credit Agreement as amended by this Agreement.

    "Effective Date" shall have the meaning given to it in Clause 5.1.

Incorporation of Defined Terms

    Terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Original Credit Agreement.

Clauses

    (a) In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

    (b)   Clause and Schedule headings are for ease of reference only.

Representations

    The Borrower repeats the representations set out in Clause 5
(Representations and Warranties) of the Original Credit Agreement as if each reference in those representations to "this


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Agreement" includes a reference to (a) this Agreement and (b) the Amended
Agreement.

Amendments

Amendment of the Original Credit Agreement

        With effect from the Effective Date:

     the Original Credit Agreement shall be amended as follows:

          The definition of "Aggregate Facility LC Commitment" shall be deleted in its entirety and replaced with

          ""Aggregate Facility LC Commitment" means the commitment of the Issuer to issue Facility LCs from time to time issued or outstanding under Clause 2 (The Letter of Credit Facility), in an aggregate amount not to exceed (i) prior to March 31, 2006, $200,000,000 or (ii) on and after March 31, 2006, $165,000,000 at any time outstanding, as such amount may be decreased from time to time pursuant to the terms hereof."

          The definition of "MBS Securities" shall be deleted in its entirety and replaced with

               ""MBS Securities" means mortgage-backed securities and bonds issued by FHLMC, FNMA and GNMA and which are rated at least AAA by S&P and/or Moody's, or which have an equivalent rating from a rating agency acceptable to the Issuer."

          The definition of "OECD Government Bonds" shall be deleted in its entirety and replaced with

               ""OECD Government Bonds" means bonds issued by any OECD Country and which are rated at least AAA by S&P and/or Moody's, or which have an equivalent rating from a rating agency acceptable to the Issuer."

          The definition of "US Government Bonds" shall be deleted in its entirety and replaced with

               ""US Government Bonds" means bonds issued by any agency of the US Government and which are rated at least AAA by S&P and/or Moody's, or which have an equivalent rating from a rating agency acceptable to the Issuer."

          The definition of "Moody's" is added to Section 1 in the proper alphabetical order and shall read in its entirety as follows:

          ""Moody's" means Moody's Investors Service Limited or any successor rating agency thereto acceptable to the Issuer"

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      All references in the Security Agreement to "Credit Agreement" shall be deemed to be references to "Credit Agreement, as amended or otherwise modified from time to time".

Continuity and Further Assurance

Continuing Obligations

      The provisions of the Original Credit Agreement and the Security Agreement shall, save as amended in this Agreement, continue in full force and effect.

Further Assurance

      The Borrower shall, at the reasonable request of the Issuer and at its own expense, do all such acts and such things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

Conditions and Confirmations

Conditions precedent

      This Agreement shall not become effective until the day it has been executed by the parties hereto and a fully executed version has been delivered to the Issuer (the "Effective Date").

Security Interest Confirmation

      The Borrower hereby confirms that the security interest granted to the Issuer under the Security Agreement shall continue to apply to the Amended Agreement.

Miscellaneous

Incorporation of Terms

      Clauses 9.4 (Entire Agreement), 9.7 (Severability of Provisions), 9.9 (Choice of Law), 9.10 (Consent to Jurisdiction), 9.11 (Waiver of Jury Trial) and
9.12 (Counterparts) of the Original Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" are references to this Agreement.

Counterparts

      This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

      THIS AGREEMENT is effective as of the Effective Date.






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SIGNATURES

IPCRE LIMITED
as Borrower
By:     /s/ Robin Newman
      -----------------------------
Name:  Robin Newman
Title: Vice President & Controller


BARCLAYS BANK PLC
as Issuer
By:    /s/ Richard Askey
     ------------------------------
Name: Richard Askey
Title: